SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of Earliest Event Reported): May 17, 2004



                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
               (Exact Name of Registrant as Specified in Charter)




          DELAWARE                    001-14480                 95-4592204
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)





            6355 TOPANGA CANYON BOULEVARD, SUITE 520
                   WOODLAND HILLS, CALIFORNIA                      91367
            (Address of Principal Executive Offices)             (Zip Code)




                                 (818) 615-1500
              (Registrant's Telephone Number, Including Area Code)


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ITEM 7. - FINANCIAL STATEMENT AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press  Release  dated  May  17,  2004,  published  by
                           Brilliant    Digital    Entertainment,    Inc.   (the
                           "Registrant").

ITEM 12. -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 17, 2004, the Registrant issued a press release announcing its financial results for the quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The  information  in this report  shall not be deemed  "filed"  for  purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BRILLIANT DIGITAL ENTERTAINMENT, INC.



Date:    May 17, 2004                     By:      /S/ TYLER TARR
                                             -----------------------------------
                                                   Tyler Tarr
                                                   Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1 Press Release dated May 17, 2004, published by Brilliant Digital Entertainment, Inc.


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